SUPPLEMENT DATED MAY 10, 2024
TO THE SUMMARY PROSPECTUSES AND PROSPECTUS DATED SEPTEMBER 1, 2023, as supplemented,
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

 IMPORTANT NOTICE REGARDING PORTFOLIO MANAGEMENT

This Supplement updates certain information contained in the above-dated Summary Prospectuses, Prospectus and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding each of VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF, and VanEck Short Muni ETF (each, a “Fund,” and together, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective July 1, 2024 (the “Effective Date”), Stephanie Wang will replace James T. Colby III as the sole Portfolio Manager of the Funds.

Accordingly, on the Effective Date, the Prospectus and each Fund’s Summary Prospectus will be modified as follows:

1.The “Summary Information - Portfolio Management - Portfolio Managers” sections of the Funds’ Prospectus and the “Portfolio Management - Portfolio Managers” section of each Fund’s Summary Prospectus will be deleted in its entirety and replaced with the following:
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Stephanie Wang	Portfolio Manager	July 2024

2.    The fifth, sixth and seventh paragraphs contained in the “Portfolio Managers” section of the Prospectus with respect to the Funds will be deleted in their entirety and replaced with the following:
The portfolio manager who is primarily responsible for the day-to-day management of the VanEck High Yield Muni ETF’s, VanEck HIP Sustainable Muni ETF’s, VanEck Intermediate Muni ETF’s, VanEck Long Muni ETF’s, VanEck Short High Yield Muni ETF’s, and VanEck Short Muni ETF’s portfolios is Stephanie Wang.

Ms. Wang is Portfolio Manager of the Funds. She previously served as Deputy Portfolio Manager of the Funds. She has been employed with the Adviser since 2016. Ms. Wang graduated from Baruch College in 2013 with a Bachelor of Business Administration in Finance and in 2016 with a Master’s in Financial Engineering. She is a CFA® charter holder and a member of the CFA Institute.

Additionally, on the Effective Date, the “Other Accounts Managed by the Portfolio Managers” and “Portfolio Manager Share Ownership” sections of the SAI, will be supplemented as follows:

All references to James T. Colby III will be deleted with respect to the Funds. All references to Stephanie Wang as Deputy Portfolio Manager of the Funds will be replaced with Stephanie Wang as Portfolio Manager of the Funds.

Please retain this supplement for future reference.